ROYCE CAPITAL FUND

STATEMENT OF ADDITIONAL INFORMATION

        ROYCE CAPITAL FUND (the "Trust"), a Delaware business trust organized in January 1996, is a diversified, open-end registered management investment company, which has two portfolios or series ("Funds"). Each Fund has distinct investment goals and/or strategies, and a shareholder's interest is limited to the Fund in which the shareholder owns shares. The two Funds are:

Royce Small-Cap Portfolio
Royce Micro-Cap Portfolio

        Shares of the Funds are offered to life insurance companies ("Insurance Companies") for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts ("Variable Contracts"), and may also be offered directly to certain pension plans and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis ("Retirement Plans").

        This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Trust's current Prospectus which is dated May 1, 2002. Please retain this document for future reference. The audited financial statements included in the Funds' Annual Reports to Shareholders for the fiscal year ended December 31, 2001 are incorporated herein by reference. To obtain an additional copy of the Prospectus or Annual Report, please call Investor Information at 1-800-221-4268 or contact your Insurance Company.

Investment Adviser
Royce & Associates, LLC ("Royce")
Transfer Agent	Custodian
State Street Bank and Trust Company	State Street Bank and Trust Company
c/o National Financial Data Services

October 1, 2002

TABLE OF CONTENTS

OTHER INVESTMENT STRATEGIES
INVESTMENT POLICIES AND LIMITATIONS
RISK FACTORS AND SPECIAL CONSIDERATIONS
MANAGEMENT OF THE TRUST
PRINCIPAL HOLDERS OF SHARES
INVESTMENT ADVISORY SERVICES
CUSTODIAN
INDEPENDENT ACCOUNTANTS
PORTFOLIO TRANSACTIONS
CODE OF ETHICS AND RELATED MATTERS
PRICING OF SHARES BEING OFFERED
REDEMPTIONS IN KIND
TAXATION
DESCRIPTION OF THE TRUST
PERFORMANCE DATA

PAGE 2 2 4 9 14 15 16 16 16 20 20 21 21 23 25

OTHER INVESTMENT STRATEGIES

        In addition to the principal investment strategies described in the Prospectus, each Fund may invest the balance of its assets as described below.

Royce Small-Cap Portfolio - in securities of companies with stock market capitalizations above $2.0 billion, non-dividend-paying common stocks and non-convertible preferred stocks and debt securities.

Royce Micro-Cap Portfolio - in securities of companies with stock market capitalizations above $400 million and non-convertible preferred stocks and debt securities.

INVESTMENT POLICIES AND LIMITATIONS

        Listed below are the Funds' fundamental investment policies and limitations. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, the percentage limitation or standard will be determined immediately after or at the time of the Fund's acquisition of the security or other asset. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund's investment policies and limitations.

        A Fund's fundamental investment policies cannot be changed without the approval of a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Fund. Except for the fundamental investment restrictions set forth below, the investment policies and limitations described in this Statement of Additional Information are operating policies and may be changed by the Board of Trustees without shareholder approval. However, shareholders will be notified prior to a material change in an operating policy affecting their Fund.

        No Fund may, as a matter of fundamental policy:

1.	Issue any senior securities;
2.	Purchase securities on margin or write call options on its portfolio securities;

3.	Sell securities short;
4.	Borrow money, except from banks as a temporary measure for extraordinary or emergency purposes in an amount not exceeding 5% of its assets;
5.	Underwrite the securities of other issuers;
6.	Invest more than 10% of its assets in the securities of foreign issuers;
7.

Invest in restricted securities, unless such securities are issued by money market funds registered under the Investment Company Act of 1940, or in repurchase agreements which mature in more than seven days;

8.	Invest more than 10% of its assets in securities for which market quotations are not readily available (i.e., illiquid securities);
9.	Invest, with respect to 75% of its assets, more than 5% of its assets in the securities of any one issuer (except U.S. Government securities);
10.	Invest more than 25% of its assets in any one industry;
11.	Acquire more than 10% of the outstanding voting securities of any one issuer;
12.	Purchase or sell real estate or real estate mortgage loans or invest in the securities of real estate companies unless such securities are publicly-traded;
13.	Purchase or sell commodities or commodity contracts;
14.

Make loans, except for purchases of portions of issues of publicly-distributed bonds, debentures and other securities, whether or not such purchases are made upon the original issuance of such securities, and except that the Funds may loan up to 25% of their respective assets to qualified brokers, dealers or institutions for their use relating to short sales or other securities transactions (provided that such loans are fully collateralized at all times);

15.	Invest in companies for the purpose of exercising control of management; or
16.	Purchase portfolio securities from or sell such securities directly to any of the Trust's Trustees, officers, employees or investment adviser, as principal for their own accounts.

No Fund may, as a matter of operating policy:

1.	Invest more than 5% of its net assets in lower-rated (high-risk) non-convertible debt securities;
2.	Enter into repurchase agreements with any party other than the custodian of its assets; or
3.	Invest more than 5% of its total assets in warrants, rights and options.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Funds' Rights as Stockholders

        No Fund may invest in a company for the purpose of exercising control of management. However, a Fund may exercise its rights as a stockholder and communicate its views on important matters of policy to management, the board of directors and/or stockholders if Royce or the Board of Trustees determines that such matters could have a significant effect on the value of the Fund's investment in the company. The activities that a Fund may engage in, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's board of directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of a company or a portion of its assets; or supporting or opposing third party takeover attempts. This area of corporate activity is increasingly prone to litigation, and it is possible that a Fund could be involved in lawsuits related to such activities. Royce will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against the Funds and the risk of actual liability if a Fund is involved in litigation. However, no guarantee can be made that litigation against a Fund will not be undertaken or liabilities incurred.

        A Fund may, at its expense or in conjunction with others, pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if Royce and the Trust's Board of Trustees determine this to be in the best interests of a Fund's shareholders.

Securities Lending

        The Funds may lend up to 25% of their respective assets to brokers, dealers and other financial institutions. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties that participate in a Global Securities Lending Program organized and monitored by the Funds' custodian and who are deemed by it to be of good standing. Furthermore, such loans will be made only if, in Royce's judgment, the consideration to be earned from such loans would justify the risk.

        The current view of the staff of the Securities and Exchange Commission is that a Fund may engage in such loan transactions only under the following conditions: (i) the Fund must receive 100% collateral in the form of cash or cash equivalents from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (iii) after giving notice, the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned and to any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) the Fund must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Lower-Rated (High-Risk) and Investment Grade Debt Securities

        Each Fund may invest up to 5% of its net assets in lower-rated (high-risk) non-convertible debt securities. They may be rated from Ba to Ca by Moody's Investors Service, Inc. or from BB to D by Standard & Poor's Corporation or may be unrated. These securities have poor protection with respect to the payment of interest and repayment of principal and may be in default as to the payment of principal or interest. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-rated (high-risk) debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

        The market for lower-rated (high-risk) debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations cease to be readily available for a lower-rated (high-risk) debt security in which a Fund has invested, the security will then be valued in accordance with procedures established by the Board of Trustees. Judgment plays a greater role in valuing lower-rated (high-risk) debt securities than is the case for securities for which more external sources for quotations and last sale information are available. Adverse publicity and changing investor perceptions may affect a Fund's ability to dispose of lower-rated (high-risk) debt securities.

        Since the risk of default is higher for lower-rated (high-risk) debt securities, Royce's research and credit analysis may play an important part in managing securities of this type for the Funds. In considering such investments for the Funds, Royce will attempt to identify those issuers of lower-rated (high-risk) debt securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. Royce's analysis may focus on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

        Each of the Funds may also invest in non-convertible debt securities in the lowest rated category of investment grade debt. Such securities may have speculative characteristics, and adverse changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

        The Funds may also invest in investment grade non-convertible debt securities. Such securities include those rated Aaa by Moody's (which are considered to be of the highest credit quality and where the capacity to pay interest and repay principal is extremely strong), those rated Aa by Moody's (where the capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than expected with securities rated Aaa), securities rated A by Moody's (which are considered to possess adequate factors giving security to principal and interest) and securities rated Baa by Moody's (which are considered to have an adequate capacity to pay interest and repay principal, but may have some speculative characteristics).

Foreign Investments

        Each Fund may invest up to 10% of its assets in the securities of foreign issuers. Foreign investments involve certain risks which typically are not present in securities of domestic issuers. (For purposes of this restriction, securities issued by a foreign domiciled company that are registered with the SEC under Section 12(b) or (g) of the Securities Exchange Act of 1934 are not treated as securities of foreign issuers.) There may be less information available about a foreign company than a domestic company; foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies; and foreign markets, brokers and issuers are generally subject to less extensive government regulation than their domestic counterparts. Markets for foreign securities may be less liquid and may be subject to greater price volatility than those for domestic securities. Foreign brokerage commissions and custodial fees are generally higher than those in the United States. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, thereby making it difficult to conduct such transactions. Delays or problems with settlements might affect the liquidity of a Fund's portfolio. Foreign investments may also be subject to local economic and political risks, political, economic and social instability, military action or unrest or adverse diplomatic developments, and possible nationalization of issuers or expropriation of their assets, which might adversely affect a Fund's ability to realize on its investment in such securities. Royce may not be able to anticipate these potential events or counter their effects. Furthermore, some foreign securities are subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale.

        Although changes in foreign currency rates may adversely affect the Funds' foreign investments, Royce does not expect to purchase or sell foreign currencies for the Funds to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities they purchase. Consequently, the risks associated with such investments may be greater than if the Funds were to engage in foreign currency transactions for hedging purposes.

        The considerations noted above are generally intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

        The Funds may purchase the securities of foreign companies in the form of American Depositary Receipts ("ADRs"). ADRs are certificates held in trust by a bank or similar financial institution evidencing ownership of securities of a foreign-based issuer. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying foreign securities in their national markets and currencies.

        Depositories may establish either unsponsored or sponsored ADR facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Depositories create sponsored ADR facilities in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Repurchase Agreements

        In a repurchase agreement, a Fund in effect makes a loan by purchasing a security and simultaneously committing to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement requires or obligates the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security.

        The Funds may engage in repurchase agreements, provided that such agreements are collateralized by cash or securities issued by the U.S. Government or its agencies. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Funds in connection with bankruptcy proceedings), it is the policy of the Trust to enter into repurchase agreements only with its custodian, State Street Bank and Trust Company, and having a term of seven days or less.

Warrants, Rights and Options

        The Funds may invest up to 5% of their assets in warrants, rights and options. A warrant, right or call option entitles the holder to purchase a given security within a specified period for a specified price and does not represent an ownership interest. A put option gives the holder the right to sell a particular security at a specified price during the term of the option. These securities have no voting rights, pay no dividends and have no liquidation rights. In addition, their market prices do not necessarily move parallel to the market prices of the underlying securities.

        The sale of warrants, rights or options held for more than one year generally results in a long-term capital gain or loss to a Fund, and the sale of warrants, rights or options held for one year or less generally results in a short term capital gain or loss. The holding period for securities acquired upon exercise of a warrant, right or call option, however, generally begins on the day after the date of exercise, regardless of how long the warrant, right or option was held. The securities underlying warrants, rights and options could include shares of common stock of a single company or securities market indices representing shares of the common stocks of a group of companies, such as the Standard & Poor's SmallCap 600 Stock Price Index, an unmanaged market-weighted index.

        Investing in warrants, rights and call options on a given security allow a Fund to hold an interest in that security without having to commit assets equal to the market price of the underlying security and, in the case of securities market indices, to participate in a market without having to purchase all of the securities comprising the index. Put options, whether on shares of common stock of a single company or on a securities market index, would permit a Fund to protect the value of a portfolio security against a decline in its market price and/or to benefit from an anticipated decline in the market price of a given security or of a market. Thus, investing in warrants, rights and options permits a Fund to incur additional risk and/or to hedge against risk.

Portfolio Turnover

        For the years ended December 31, 2001 and December 31, 2000, Royce Small-Cap Portfolio's turnover rates were 188% and 116%, respectively. The Fund's portfolio turnover rate for 2001 increased over 2000, in part, because of increased trading during 2001 that sought to take advantage of the increased volatility in the market.

State Insurance Restrictions

        The Funds are sold to Insurance Companies in connection with Variable Contracts, and will seek to be available under Variable Contracts sold in a number of jurisdictions. Certain states have regulations or guidelines concerning concentration of investments and other investment techniques. If applied to the Funds, the Funds may be limited in their ability to engage in certain techniques and to manage their portfolios with the flexibility provided herein. In order to permit a Fund to be available under Variable Contracts sold in certain states, the Trust may make commitments for the Fund that are more restrictive than the investment policies and limitations described above and in the Statement of Additional Information. If the Trust determines that such a commitment is no longer in the Fund's best interests, the commitment may be revoked by terminating the availability of the Fund to Variable Contract owners residing in such states.

* * *

        Royce believes that Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio are suitable for those investors who are in a financial position to assume above-average investment risks in search for long-term capital appreciation.

MANAGEMENT OF THE TRUST

        The following table sets forth certain information as to each Trustee and officer of the Trust. The Trustees are responsible for the overall supervision of the operations of the Trust and have the various duties imposed on directors of registered investment companies by the 1940 Act.
Name, Age and Address	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Charles M. Royce* (62) 1414 Avenue of the Americas New York, NY 10019	Trustee, President and Treasurer	Since 1996

President, manager/director of Royce & Associates, LLC and its predecessor, Royce & Associates, Inc. (collectively, "Royce"), the Trust's investment adviser; Director, President and Treasurer of Royce Value Trust, Inc. ("RVT"), Royce Micro-Cap Trust, Inc. ("OTCM") and Royce Focus Trust, Inc. ("RFT"), closed-end diversified management investment companies of which Royce is the investment adviser; Trustee, President and Treasurer of The Royce Fund ("TRF"), an open-end diversified management investment company of which Royce is the investment adviser (the Trust, RVT, OTCM, RFT and TRF collectively, "The Royce Funds"); Secretary and sole director of Royce Fund Services, Inc. ("RFS"), a wholly-owned subsidiary of Royce and the distributor of the Trust's shares; and managing general partner of Royce Management Company ("RMC"), the general partner of various private investment limited partnerships until October 2001.

				17	None

Donald R. Dwight (71) 16 Clover Mill Lane Lyme, NH 03768	Trustee	Since 1998	President of Dwight Partners, Inc., corporate communications consultant; and Chairman (from 1982 to March 1998) and Chairman Emeritus (since March 1998) of Newspapers of New England, Inc. Mr. Dwight's prior experience includes having served as Lieutenant Governor of the Commonwealth of Massachusetts and as President and Publisher of Minneapolis Star and Tribune Company.	17	Trustee of the registered investment companies constituting the Eaton Vance Funds

Name, Age and Address	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Mark R. Fetting* (46) 100 Light Street Baltimore, MD 21202	Trustee	Since 2001	Executive Vice President of Legg Mason, Inc.; manager/director of Royce; and Division President and Senior Officer, Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (from 1991 to 2000). Mr. Fetting's prior business experience includes having served as Partner, Greenwich Associates, and Vice President, T. Rowe Price Group, Inc.	17	None

Richard M. Galkin (64) 654 Boca Marina Court Boca Raton, FL 33487	Trustee	Since 1996	Private investor. Mr. Galkin's prior business experience includes having served as President of Richard M. Galkin Associates, Inc., tele-communications consultants, President of Manhattan Cable Television (a subsidiary of Time Inc.), President of Haverhills Inc. (another Time Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).	17	None

Stephen L. Isaacs (62) 847 25th Avenue San Francisco, CA 94121	Trustee	Since 1996	Attorney, President of The Center for Health and Social Policy; and President of Health Policy Associates, Inc., consultants. Mr. Isaacs also previously served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University.	17	None

William L. Koke (67) 73 Pointina Road Westbrook, CT 06498	Trustee	Since 1996	Private investor. Mr. Koke's prior business experience includes having served as President of Shoreline Financial Consultants, Director of Financial Relations of SONAT, Inc., Treasurer of Ward Foods, Inc. and President of CFC, Inc.	17	None

Name, Age and Address	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David L. Meister (61) 1535 Michael Lane Pacific Palisades, CA 90272	Trustee	Since 1996	Chairman and Chief Executive Officer of The Tennis Channel (since June 2000). Chief Executive Officer of Seniorlife.com (from December 1999 to May 2000). Mr. Meister's prior business experience includes having served as consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.	17	None

G. Peter O'Brien (56) 118 Meadow Road Riverside, CT 06878	Trustee	Since 2001	Trustee of Colgate University; Director of Pinnacle Holdings, Inc.; Vice President of Hill House, Inc.; director/trustee of certain Legg Mason retail funds; Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).	17	Director of Renaissance Capital Greenwich Funds

John D. Diederich.* (50) 1414 Avenue of the Americas New York, NY 10019	Vice President	Since 1996

Manager/director, Chief Operating Officer (since October 2001), Chief Financial Officer (since March 2002) and Managing Director of Royce; Vice President of RVT, OTCM, RFT and TRF; Director of Administration of The Royce Funds, and President of RFS.

				N/A	None

Jack E. Fockler, Jr.* (43) 1414 Avenue of the Americas New York, NY 10019	Vice President	Since 1996	Managing Director and Vice President of Royce; Vice President of RVT, OTCM, RFT and TRF; and Vice President of RFS.	N/A	None

W. Whitney George*(43) 1414 Avenue of the Americas New York, NY 10019	Vice President	Since 1996	Managing Director and Vice President of Royce; and Vice President of RVT, OTCM, RFT and TRF.	N/A	None

Daniel A. O'Byrne* (40) 1414 Avenue of the Americas New York, NY 10019	Vice President and Assistant Secretary	Since 1996	Principal and Vice President of Royce; and Vice President of RVT, OTCM, RFT and TRF.	N/A	None

Name, Age and Address	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

John E. Denneen* (35) 1414 Avenue of the Americas New York, NY 10019	Secretary	1996-2001 and since April 2002

Deputy General Counsel, Principal, Chief Compliance Officer and Secretary of Royce (since March 2002); Secretary of RVT, OTCM, RFT and RCF (1996-2001 and since April 2002); Associate General Counsel, Principal and Chief Compliance Officer of Royce (1996-2001); and Principal of Credit Suisse First Boston Private Equity (2001-2002); and Associate of Seward & Kissel prior to 1996.

				N/A	None

__________________

 *An "interested person" of the Trust and/or Royce under Section 2(a)(19) of the 1940 Act.

**Each trustee will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. Each officer will hold office for the year ending December 31, 2002 and thereafter until their respective successors are duly elected and qualified.

All of the Trust's trustees are also directors/trustees of RVT, OTCM, RFT and TRF.

Information relating to each Trustee's share ownership in the Funds and in the other funds in the group of registered investment companies comprising The Royce Funds that are overseen by the respective Trustee as of December 31, 2001 is set forth in the tables below.

	Aggregate Dollar Range of Ownership in	Aggregate Dollar Range of Ownership in	Aggregate Dollar Range of Ownership in
Trustee	Royce Micro-Cap Portfolio	Royce Small-Cap Portfolio	The Royce Funds

Charles M. Royce	10,001-50,000	50,001-100,000	Over 100,000
Donald R. Dwight	None	None	Over 100,000
Mark R. Fetting	None	None	*
Richard M. Galkin	None	None	Over 100,000
Stephen L. Isaacs	None	None	10,001-50,000
William L. Koke	None	None	Over 100,000
David L. Meister	None	None	Over 100,000
G. Peter O'Brien	None	None	Over 100,000

*As of December 31, 2001, Mr. Fetting did not own shares of any of the Funds or any of The Royce Funds. As of January 31, 2002, the aggregate dollar range of Mr. Fetting's share ownership in The Royce Funds was over $100,000.

        The Board of Trustees has an Audit Committee, comprised of Donald R. Dwight, Richard M. Galkin, Stephen L. Isaacs, William L. Koke, David L. Meister and G. Peter O'Brien. The Audit Committee is responsible for, among other things, recommending the selection and nomination of the Funds' independent accountants and for conducting post-audit reviews of the Funds' financial conditions with such independent accountants. The Trust has adopted an Audit Committee charter. Mr. Galkin serves as Chairman of the Audit Committee.

        For the year ended December 31, 2001, the following Trustees received compensation from the Trust and/or the other funds in the group of registered investment companies comprising The Royce Funds for services as a trustee/director on such funds' Boards:

	Aggregate Compensation	Total Compensation
Name	from Trust	from The Royce Funds
Donald R. Dwight	$1,500	$63,750*
Richard M. Galkin	1,500	63,750*
Stephen L. Isaacs	1,500	63,750
William L. Koke	759	51,898
David L. Meister	500	63,750
Peter O'Brien	350	14,975

        * Includes $9,338 and $62,250 from other Royce Funds deferred during 2001 at the election of Mr. Dwight and Mr. Galkin, respectively, under The Royce Funds' Deferred Compensation Plan for directors/trustees.

        Each of the non-affiliated Trustees will receive a fee of $500 per year for serving on the Trust's Board of Trustees.

Information Concerning Royce

        On October 1, 2001, Royce & Associates, Inc., the Funds' investment adviser, became an indirect wholly-owned subsidiary of Legg Mason, Inc. ("Legg Mason"). On March 31, 2002, Royce & Associates, Inc. was merged into Royce Holdings, LLC (a wholly-owned subsidiary of Legg Mason), which then changed its name to Royce & Associates, LLC. As a result of this merger, Royce & Associates, LLC became the Funds' investment adviser and a direct wholly-owned subsidiary of Legg Mason. Founded in 1899, Legg Mason is a publicly-held financial services company primarily engaged in providing asset management, securities brokerage, investment banking and related financial services through its subsidiaries. As of December 31, 2001, Legg Mason's asset management subsidiaries had aggregate assets under management of approximately $170.1 billion.

Trustees' Consideration of Investment Advisory Agreements

        The Trust's Board of Trustees determined at meetings held on July 16 and 27, 2001, to approve the current Investment Advisory Agreements relating to each of the Funds. In making their determinations, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue a Fund's advisory arrangements as in effect from year to year. In addition, the Trustees gave particular consideration to matters relating to the possible effects of the October 1, 2001 acquisition of Royce by Legg Mason on Royce and the Funds. In its consideration of the current Investment Advisory Agreements, the Board of Trustees focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to each Fund by Royce, (b) comparative data with respect to advisory fees paid by other funds with similar investment objectives, (c) the operating expenses and expense ratio of each Fund compared to funds with similar investment objectives, (d) the performance of each Fund as compared to such comparable funds, (e) the relative profitability of the present arrangements and the proposed arrangements to Royce, (f) information about the services to be performed and the personnel performing such services under the previous Investment Advisory Agreements and the current Investment Advisory Agreements, (g) the general reputation and financial resources of Legg Mason, (h) compensation payable by each Fund to affiliates of Royce for other services, (i) Royce's practices regarding the selection and compensation of brokers that execute portfolio transactions for the Funds and the brokers' provision of brokerage and research services to Royce, (j) the ability of Royce to continue providing investment advisory services of the same character and at least the same quality as provided prior to the October 1, 2001 acquisition of Royce by Legg Mason, (k) assurance from Royce that it has no plans to change or discontinue existing arrangements under which it waives fees or bears expenses of certain Funds, (l) possible benefits in connection with the potential increase in the distribution capacity of the Funds, (m) potential effect on portfolio management or other Fund services due to new affiliates and (n) potential effect on Fund performance. The Board of Trustees was advised by separate legal counsel in connection with its review of the investment advisory arrangements of each Fund.

        In addition, the Trustees considered that the Stock Purchase Agreement for the transaction provided that Legg Mason would (subject to certain qualifications) use its reasonable best efforts to assure compliance with the safe-harbor provided by Section 15(f) of the Investment Company Act. Section 15(f) provides that a registered investment company's investment adviser or its affiliates can receive benefit or compensation in connection with a change of control of the investment adviser (e.g., the change of control of Royce as a result of its acquisition by Legg Mason) if two conditions are satisfied. First, for three years after the change of control, at least 75% of the members of the board of any registered investment company advised by the adviser must consist of persons who are not "interested persons," as defined in the Investment Company Act, of the adviser. Second, no "unfair burden" may be imposed on any such registered investment company as a result of the change of control transaction or any express or implied terms, conditions or understandings applicable to the transaction. "Unfair burden" means any arrangement, during the two years after the transaction, by which the investment adviser or any "interested person" of the adviser receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company.

PRINCIPAL HOLDERS OF SHARES

        As of March 31, 2002, Royce & Associates, Inc. Money Purchase Pension Plan owned of record 903,321 shares of the Trust, consisting of 628,783 shares of Royce Small-Cap Portfolio and 274,538 shares of Royce Micro-Cap Portfolio, representing 15.45% and .20% of each Fund's then outstanding shares, respectively. All of these shares were beneficially owned by Charles M. Royce. American Enterprise Life Insurance Company, IDS Tower 10, Minneapolis, MN 55440, owned of record 356,172 shares of Royce Small-Cap Portfolio representing 64% of the Fund's then outstanding shares. Select Reserve Variable Annuities, c/o American General Life Insurance Company, P.O. Box 1591, Houston, TX 77251, owned 96,153 shares of Royce Small-Cap Portfolio representing 17% of the Fund's then outstanding shares. IDS Life Insurance Company, IDS Tower 10, T11/229, Minneapolis, MN 55440, owned of record 9,398,320 shares of Royce Micro-Cap Portfolio representing 66% of the Fund's then outstanding shares. IDS Life Insurance Corp., 340 AXP Financial Center, Minneapolis, MN 55474, owned of record 2,476,825 shares of Royce Micro-Cap Portfolio representing 17% of the Fund's then outstanding shares. IL Annuity and Insurance Company, Visionary Choice, 2960 North Meridian Street, P.O. Box 7149, Indianapolis, IN 46207 owned of record 1,079,833 shares of Royce Micro-Cap Portfolio representing 7% of the Fund's then outstanding shares.

INVESTMENT ADVISORY SERVICES

Services Provided by Royce

        As compensation for its services under its Investment Advisory Agreement with the Trust, Royce is entitled to receive the following fees:

Fund	Percentage Per Annum of Fund's Average Net Assets

Royce Small-Cap Portfolio	1.00%
Royce Micro-Cap Portfolio	1.25%

        Under the Investment Advisory Agreement, Royce (i) determines the composition of each Fund's portfolio, the nature and timing of the changes in it and the manner of implementing such changes, subject to any directions it may receive from the Trust's Board of Trustees; (ii) provides each Fund with investment advisory, research and related services for the investment of its funds; and (iii) pays any additional expenses incurred by the Trust in connection with promoting the sale of its shares and expenses incurred in performing its investment advisory duties under the Investment Advisory Agreement.

        The Trust pays all administrative and other costs and expenses attributable to its operations and transactions, including, without limitation, transfer agent and custodian fees; legal, administrative and clerical services; rent for its office space and facilities; auditing; preparation, printing and distribution of its prospectuses to existing shareholders, proxy statements, shareholders' reports and notices; supplies and postage; Federal and state registration fees; Federal, state and local taxes; non-affiliated Trustees' fees; and brokerage commissions.

        For each of the three years ended December 31, 1999, 2000 and 2001 Royce received advisory fees from the Funds (net of any amounts waived by Royce) and waived advisory fees payable to it, as follows:

	Net Advisory Fees Received by Royce	Amounts Waived by Royce

Royce Small-Cap Portfolio
1999	$ 0	$ 4,064
2000	0	7,765
2001	3,912	22,930

	Net Advisory Fees Received by Royce	Amounts Waived by Royce

Royce Micro-Cap Portfolio
1999	$ 12,725	$ 31,424
2000	205,245	45,601
2001 ________________	778,117	49,509

CUSTODIAN

        State Street Bank and Trust Company ("State Street") is the custodian for the securities, cash and other assets of each Fund and the transfer agent and dividend disbursing agent for each Fund's shares, but it does not participate in any Fund's investment decisions. The Trust has authorized State Street to deposit certain domestic and foreign portfolio securities in several central depository systems and to use foreign sub-custodians for certain foreign portfolio securities, as allowed by Federal law. State Street's main office is at 225 Franklin Street, Boston, Massachusetts 02110. All mutual fund transfer, dividend disbursing and shareholder service activities are performed by State Street's agent, National Financial Data Services, at 330 W. 9th, Kansas City, Missouri 64105.

        State Street is responsible for calculating each Fund's daily net asset value per share and for maintaining its portfolio and general accounting records and also provides certain shareholder services.

INDEPENDENT ACCOUNTANTS

        PricewaterhouseCoopers LLP, whose address is 160 Federal Street, Boston, Massachusetts 02110, are the Trust's independent accountants, providing audit services, tax return preparation and assistance and consultation in connection with the review of various Securities and Exchange Commission filings.

PORTFOLIO TRANSACTIONS

        Royce is responsible for selecting the brokers who effect the purchases and sales of each Fund's portfolio securities. Royce does not select a broker to effect a securities transaction for a Fund unless Royce believes such broker is capable of obtaining the best execution for the security involved in the transaction. Best execution is comprised of several factors, including the liquidity of the market for the security, the commission charged, the promptness and reliability of execution, priority accorded the order and other factors affecting the overall benefit obtained.

        In addition to considering a broker's execution capability, Royce generally considers the research and brokerage services which the broker has provided to it, including any research relating to the security involved in the transaction and/or to other securities. Royce may use commission dollars generated by agency transactions for the Funds and its other client accounts to pay for such services. Research services that may be paid for in this way assist Royce in carrying out its investment decision-making responsibilities. They may include general economic research, market and statistical information, industry and technical research, strategy and company research, advice as to the availability of securities or purchasers or sellers of a particular security, research related to portfolio company shareholder voting and performance measurement, and may be written or oral. Brokerage services that may be paid for in this way include effecting securities transactions and incidental functions such as clearance, settlement and custody.

        Royce is authorized, in accordance with Section 28(e) of the Securities Exchange Act of 1934 and under its Investment Advisory Agreements with the Trust, to cause the Funds to pay brokerage commissions in excess of those which another broker might have charged for effecting the same transaction, in recognition of the value of research and brokerage services provided to Royce by the broker. Thus, the Funds generally pay higher commissions to those brokers who provide both such research and brokerage services than those who provide only execution services. Royce determines the overall reasonableness of brokerage commissions paid based on prevailing commission rates for similar transactions and the value it places on the research and/or brokerage services provided to it by the broker, viewed in terms of either the particular transaction or Royce's overall responsibilities with respect to its accounts.

        Research and brokerage services furnished by brokers through whom a Fund effects securities transactions may be used by Royce in servicing all of its accounts, and Royce may not use all of such services in connection with the Trust or any one of its Funds. Moreover, Royce's receipt of these services does not reduce the investment advisory fees payable to Royce, even though Royce might otherwise be required to purchase some of them for cash. Royce may, therefore, be viewed as having a conflict of interest relating to its obtaining such research services with Fund and other client account commission dollars.

        From time to time the Funds may effect brokerage transactions on a securities exchange with Legg Mason Wood Walker and any other affiliated broker-dealers in accordance with the procedures and requirements set forth in Rule 17e-1 under the 1940 Act. Any such transactions would involve the use of the affiliated broker-dealer for execution purposes only and/or for locating the purchasers or sellers involved in the transaction. The affiliated broker-dealer would not be compensated because of any other research-related service or product provided or to be provided by it and may not be used to effect brokerage transactions in Nasdaq or other over-the-counter securities. Although the Funds will not effect any principal transactions with any affiliated broker-dealers, they may purchase securities that are offered in certain underwritings in which an affiliated broker-dealer is a participant in accordance with the procedures and requirements set forth in Rule 10f-3 under the 1940 Act. Charles M. Royce and/or trusts primarily for the benefit of members of his family may own or acquire substantial amounts of Legg Mason common stock.

        Firms that provide such research and brokerage services to Royce may also promote the sale of the Funds' shares, and Royce and/or RFS may separately compensate them for doing so. RFS does not effect portfolio security transactions for the Funds or others.

        Even though Royce makes investment decisions for each Fund independently from those for the other Funds and the other accounts managed by Royce, Royce frequently purchases, holds or sells securities of the same issuer for more than one Royce account because the same security may be suitable for more than one of them. When Royce is purchasing or selling the same security for more than one Royce account managed by the same primary portfolio manager on the same trading day, Royce generally seeks to average the transactions as to price and allocate them as to amount in a manner believed by Royce to be equitable to each. Royce generally effects such purchases and sales of the same security pursuant to Royce's Trade Allocation Guidelines and Procedures. Under such Guidelines and Procedures, Royce places and executes unallocated orders with broker-dealers during the trading day and then allocates the securities purchased or sold in such transactions to one or more of Royce's accounts at or shortly following the close of trading, generally using the average net price obtained by accounts with the same primary portfolio manager. Royce does such allocations based on a number of judgmental factors that it believes should result in fair and equitable treatment to those of its accounts for which the securities may be deemed suitable. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained for a Fund.

       During each of the three years ended December 31, 1999, 2000 and 2001, the Funds paid brokerage commissions as follows:

Fund	1999	2000	2001

Royce Small-Cap Portfolio	$ 714	$ 5,527	$18,599
Royce Micro-Cap Portfolio	20,307	$110,297	$97,270

        During each of the three years ended December 31, 1999, 2000 and 2001, the Funds paid brokerage commissions to Legg Mason Wood Walker as set forth below. Neither Royce nor any of its affiliates received any compensation in connection with the execution of such portfolio security transactions.
Fund	1999	2000	2001
Royce Small-Cap Portfolio	--	$ 94	$ 132
Royce Micro-Cap Portfolio	--	$1,298	$1,032

        For the year ended December 31, 2001, the brokerage commissions paid to Legg Mason Wood Walker by the Funds represented the following percentages of the Funds' aggregate brokerage commissions and of the Funds' aggregate dollar amount of transactions involving the payment of commissions.
	Percentage of Aggregate Brokerage Commissions	Percentage of Aggregate Dollar Amount of Transactions
Fund
Royce Small-Cap Portfolio	0.71%	0.92%
Royce Micro-Cap Portfolio	1.06%	1.99%

        During the year ended December 31, 2001, the Funds did not engage in any principal transactions with Legg Mason Wood Walker.

        During each of the three years ended December 31, 1999, 2000 and 2001, the Funds also paid brokerage commissions to Howard, Weil, Labouisse, Friedrichs Inc. ("Howard Weil"), another subsidiary of Legg Mason, as set forth below. Neither Royce nor any of its affiliates received any compensation in connection with the execution of such portfolio security transactions.
Fund	1999	2000	2001
Royce Small-Cap Portfolio	$ 35	$ 35	--
Royce Micro-Cap Portfolio	--	$2,250	$ 700

        For the year ended December 31, 2001, the brokerage commissions paid to Howard Weil by the Funds represented the following percentages of the Funds' aggregate brokerage commissions and of the Funds' aggregate dollar amount of transactions involving the payment of commissions.
	Percentage of Aggregate Brokerage Commissions	Percentage of Aggregate Dollar Amount of Transactions
Fund
Royce Small-Cap Portfolio	--	--
Royce Micro-Cap Portfolio	0.72%	0.39%

        During the year ended December 31, 2001, the Funds did not engage in any principal transactions with Howard Weil.

        For the year ended December 31, 2001, the aggregate amount of brokerage transactions of each Fund having a research component and the amount of commissions paid by each Fund for such transactions were as follows:

Fund	Aggregate Amount of Brokerage Transactions Having a Research Component	Commissions Paid For Such Transactions
Royce Small-Cap Portfolio	$ 2,071,383	$ 9,361
Royce Micro-Cap Portfolio	12,845,547	60,145

CODE OF ETHICS AND RELATED MATTERS

        Royce, RFS and The Royce Funds have adopted a Code of Ethics under which directors (other than non-management directors), officers and employees of Royce and RFS ("Royce-related persons") and interested trustees/directors, officers and employees of The Royce Funds are generally prohibited from personal trading in any security which is then being purchased or sold or considered for purchase or sale by a Royce Fund or any other Royce account. The Code of Ethics permits such persons to engage in other personal securities transactions if (i) the securities involved are certain debt securities, money market instruments, shares of registered open-end investment companies or shares acquired from an issuer in a rights offering or under an automatic dividend reinvestment or employer-sponsored automatic payroll-deduction cash purchase plan, (ii) the transactions are either non-volitional or are effected in an account over which such person has no direct or indirect influence or control or (iii) they first obtain permission to trade from Royce's Compliance Officer and either an executive officer or Senior Portfolio Manager of Royce. The Code contains standards for the granting of such permission, and permission to trade will usually be granted only in accordance with such standards.

        Royce's clients include several private investment companies in which Royce, Royce-related persons and/or other Legg Mason affiliates have (and, therefore, may be deemed to beneficially own) a share of up to 15% of the company's realized and unrealized net capital gains from securities transactions, but less than 25% of the company's equity interests. The Code of Ethics does not restrict transactions effected by Royce for such private investment company accounts, and transactions for such accounts are subject to Royce's allocation policies and procedures. See "Portfolio Transactions".

        As of March 31, 2002, Royce-related persons, interested trustees/directors, officers and employees of The Royce Funds and members of their immediate families beneficially owned shares of The Royce Funds having a total value of over $47.6 million, and such persons beneficially owned equity interests in Royce-related private investment companies totalling approximately $2.3 million.

PRICING OF SHARES BEING OFFERED

        The purchase and redemption price of each Fund's shares is based on the Fund's current net asset value per share. See "Net Asset Value Per Share" in the Funds' Prospectus.

        As set forth under "Net Asset Value Per Share", State Street determines each Fund's net asset value per share at the close of regular trading on the New York Stock Exchange (generally at 4:00 p.m. Eastern Time) on each day that the Exchange is open. The Exchange is open on all weekdays which are not holidays. Thus, it is closed on Saturdays and Sundays and on New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

REDEMPTIONS IN KIND

        Conditions may arise in the future which would, in the judgment of the Trust's Board of Trustees or management, make it undesirable for a Fund to pay for all redemptions in cash. In such cases, payment may be made in portfolio securities or other property of the Fund. However, the Trust is obligated to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Royce would select the securities delivered in payment of redemptions, valued at the same value assigned to them in computing the Fund's net asset value per share for purposes of such redemption. Shareholders receiving such securities would incur brokerage costs when these securities are sold.

TAXATION

        Shares of the Funds are offered to separate accounts of Insurance Companies that fund Variable Contracts and may be offered to certain Retirement Plans, which are pension plans and retirement arrangements and accounts permitting the accumulation of funds on a tax-deferred basis. See the disclosure documents for the Variable Contracts or the plan documents for the Retirement Plans for a discussion of the special taxation of insurance companies with respect to the separate accounts and the Variable Contracts, and the holders thereof, or the special taxation of Retirement Plans and the participants therein.

        Each Fund intends to qualify and to remain qualified each year for the tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, a Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and the diversification of its assets.

        As a regulated investment company, a Fund will not be subject to Federal income tax on net investment income and capital gains (short- and long-term), if any, that it distributes to its shareholders if at least 90% of its net investment income and net short-term capital gains for the taxable year are distributed, but will be subject to tax at regular corporate rates on any income or gains that are not distributed. In general, dividends will be treated as paid when actually distributed, except that dividends declared in October, November or December and made payable to shareholders of record in such a month will be treated as having been paid by the Fund (and received by shareholders) on December 31, provided the dividend is paid in the following January. Each Fund intends to satisfy the distribution requirements in each taxable year.

        The Funds will not be subject to the 4% Federal excise tax imposed on registered investment companies that do not distribute substantially all of their income and gains each calendar year because such tax does not apply to a registered investment company whose only shareholders are segregated asset accounts of life insurance companies held in connection with variable annuity and/or variable life insurance policies or Retirement Plans.

        Each Fund will maintain accounts and calculate income by reference to the U.S. dollar for U.S. Federal income tax purposes. Investments calculated by reference to foreign currencies will not necessarily correspond to a Fund's distributable income and capital gains for U.S. Federal income tax purposes as a result of fluctuations in foreign currency exchange rates. Furthermore, if any exchange control regulations were to apply to a Fund's investments in foreign securities, such regulations could restrict that Fund's ability to repatriate investment income or the proceeds of sales of securities, which may limit the Fund's ability to make sufficient distributions to satisfy the 90% distribution requirements.

        Income earned or received by a Fund from investments in foreign securities may be subject to foreign withholding taxes unless a withholding exemption is provided under an applicable treaty. Any such taxes would reduce that Fund's cash available for distribution to shareholders.

        If a Fund invests in stock of a so-called passive foreign investment company ("PFIC"), it may be subject to Federal income tax on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The Fund would determine the tax by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The Fund would be taxed on the amount so allocated to any taxable year of the Fund prior to the taxable year in which the excess distribution or disposition occurs, at the highest marginal income tax rate in effect for such years, and the tax would be further increased by an interest charge. The Fund would include in its investment company taxable income the amount allocated to the taxable year of the distribution or disposition and, accordingly, it would not be taxable to the Fund to the extent distributed by the Fund as a dividend to shareholders. In lieu of being taxable in the manner described above, such Fund may be able to elect to include annually in income its pro rata share of the ordinary earnings and net capital gain (whether or not distributed) of the PFIC. In order to make this election, the Fund would be required to obtain annual information from the PFICs in which it invests, which in many cases may be difficult to obtain. Alternatively, if eligible, the Fund may be able to elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income, and any resulting loss would not be recognized.

        Investments of a Fund in securities issued at a discount or providing for deferred interest payments or payments of interest in kind (which investment are subject to special tax rules under the Code) will affect the amount, timing and character of distributions to shareholders. For example, a Fund which acquires securities issued at a discount will be required to accrue as ordinary income each year a portion of the discount (even though the Fund may not have received cash interest payments equal to the amount included in income) and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

        Each Fund must and the Funds intend to comply with Section 817(h) of the Code and the regulations issued thereunder, which impose certain diversification requirements on the segregated asset accounts investing in the Funds. These requirements, which are in addition to the diversification requirements applicable to the Funds under the 1940 Act and under the regulated investment company provisions of the Code, may limit the types and amounts of securities in which the Funds may invest. Failure to meet the requirements of Section 817(h) could result in current taxation of the holder of the Variable Contract on the income of the Variable Contract.

        The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a complete explanation of the Federal tax treatment of the Funds' activities, and this discussion and the discussion in the prospectuses and/or statements of additional information for Variable Contracts are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to the Variable Contracts and the holders thereof.

DESCRIPTION OF THE TRUST

Trust Organization

        The Trust was established as a Delaware business trust, effective January 11, 1996. A copy of the Trust's Certificate of Trust is on file with the Secretary of State of Delaware, and a copy of its Trust Instrument, its principal governing document, is available for inspection by shareholders at the Trust's office in New York, New York. The Trust's business and affairs are managed under the direction of its Board of Trustees.

        The Trust has an unlimited authorized number of shares of beneficial interest, which the Board of Trustees may divide into an unlimited number of series and/or classes without shareholder approval. (The Trust presently has two series, each of which has only one class of shares.) Shareholders are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shares vote by individual series, except as otherwise required by the 1940 Act or when the Trustees determine that the matter affects shareholders of more than one series.

        There will normally be no meeting of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the current five Trustees remain in office, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by written consents signed by the holders of 66 2/3% of the outstanding shares of the Trust and filed with the Trust's custodian or by a vote of the holders of 66 2/3% of the outstanding shares of the Trust at a meeting duly called for the purpose, which meeting will be held upon the written request of the holders of at least 10% of the Trust's outstanding shares. Upon the written request by 10 or more shareholders of the Trust, who have been shareholders for at least 6 months and who hold shares constituting at least 1% of the Trust's outstanding shares, stating that such shareholders wish to communicate with the Trust's other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider the removal of a Trustee, the Trust is required to provide lists of its shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as provided above the Trustees may continue to hold office and appoint their successors.

        Shares are freely transferable, are entitled to distributions as declared by the Trustees and, in liquidation of the Trust, are entitled to receive the net assets of their series. Shareholders have no preemptive rights. The Trust's fiscal year ends on December 31.

        The separate accounts of Insurance Companies and the trustees of qualified plans invested in the Funds, rather than individual contract owners or plan participants, are the shareholders of the Funds. However, each Insurance Company or qualified plan will vote such shares as required by law and interpretations thereof, as amended or changed from time to time. Under current law, an Insurance Company is required to request voting instructions from its contract owners and must vote Fund shares held by each of its separate accounts in proportion to the voting instructions received. Additional information about voting procedures is contained in the applicable separate account prospectuses.

        The Funds currently do not foresee any disadvantages to policyowners arising out of the fact that each Fund offers its shares to retirement plans and to variable and variable life insurance separate accounts of insurance companies. Nevertheless, the Trustees intend to monitor events in order to identify any irreconcilable material conflicts that may arise due to future differences in tax treatment or other considerations and to determine what action, if any, should be taken in response to such conflicts. If a conflict occurs, the Trustees may require one or more insurance company separate accounts or plans to withdraw investments in one or more of the Funds and to substitute shares of another Fund. As a result, a Fund may be forced to sell securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of any Fund to any separate account or retirement plan or may suspend or terminate the offering of shares of any Fund if such action is required by law or regulatory authority or is deemed by the Trust to be in the best interests of the shareholders of the Fund.

Shareholder Liability

        Generally, Trust shareholders will not be personally liable for the obligations of the Trust under Delaware law. The Delaware Business Trust Act provides that a shareholder of a Delaware business trust is entitled to the same limited liability extended to stockholders of private corporations for profit organized under the Delaware General Corporation Law. No similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder of the Trust is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law and may thereby subject the Trust's shareholders to liability. To guard against this possibility, the Trust Instrument (i) requires that every written obligation of the Trust contain a statement that such obligation may be enforced only against the Trust's assets (however, the omission of this disclaimer will not operate to create personal liability for any shareholder); and (ii) provides for indemnification out of a Fund's property of any Fund shareholder held personally liable for the Fund's obligations. Thus, the risk of a Fund shareholder incurring financial loss beyond its investment because of shareholder liability is limited to circumstances in which: (i) a court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Fund itself would be unable to meet its obligations. In light of Delaware law, the nature of the Trust's business and the nature of its assets, management believes that the risk of personal liability to a shareholder is extremely remote.

PERFORMANCE DATA

        The Funds' performances may be quoted in various ways. All performance information supplied for the Funds will be historical and is not intended to indicate future returns. Each Fund's share price and total returns fluctuate in response to market conditions and other factors, and the value of a Fund's shares when redeemed may be more or less than their original cost. The Funds' performance figures do not reflect expenses of the separate accounts of Insurance Companies, expenses imposed under the Variable Contracts or expenses imposed by the Retirement Plans.

Total Return Calculations

        Total returns quoted will reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions and any change in the Fund's net asset value per share (NAV) over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

        In addition to average annual total returns, a Fund's unaveraged or cumulative total returns, reflecting the simple change in value of an investment over a stated period, may be quoted. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share prices) in order to illustrate the relationship of these factors and their contributions to total return. Total returns and other performance information may be quoted numerically or in a table, graph or similar illustration.

Historical Fund Results

        The following table shows each of Royce Small-Cap and Micro-Cap Portfolios' total returns for the periods indicated. Such total returns reflect all income earned by each Fund, any appreciation or depreciation of the assets of such Fund and all expenses incurred by such Fund for the stated periods. The table compares the Funds' total returns to the records of the Russell 2000 Index (Russell 2000) and Standard & Poor's 500 Composite Stock Price Index (S&P 500) over the same periods. The comparison to the Russell 2000 shows how the Funds' total returns compared to the record of a broad index of small capitalization stocks. The S&P 500 comparison is provided to show how the Funds' total returns compared to the record of a broad average of common stock prices over the same period. The Funds have the ability to invest in securities not included in the indices, and their investment portfolios may or may not be similar in composition to the indices. Figures for the indices are based on the prices of unmanaged groups of stocks, and, unlike the Funds, their returns do not include the effect of paying brokerage commissions and other costs and expenses of investing in a mutual fund.

Fund	Period Ended December 31, 2001	Russell 2000	S&P 500

Royce Small-Cap Portfolio
1 Year Total Return 5-Year Average Annual Total Return Average Annual Total Return since 12-27-96 (commencement of operations)	21.0% 17.4% 17.5%	2.5% 7.5% 7.7%	-11.9% 10.7% 10.2%

Royce Micro-Cap Portfolio
1 Year Total Return 5-Year Average Annual Total Return Average Annual Total Return since 12-27-96 (commencement of operations)	29.7% 20.0% 20.0%	2.5% 7.5% 7.7%	-11.9% 10.7% 10.2%

        During the applicable period ended December 31, 2001, a hypothetical $10,000 investment in certain of the Funds would have grown as indicated below, assuming all distributions were reinvested:

Fund/Commencement of Operations	Hypothetical Investment at December 31, 2001

Royce Small-Cap Portfolio (12-27-96)	$22,485
Royce Micro-Cap Portfolio (12-27-96)	$24,907

        The Funds' performances may be compared in advertisements to the performance of other mutual funds in general or to the performance of particular types of mutual funds, especially those included in variable insurance products with similar investment objectives. Such comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. ("Lipper"), an independent service that monitors the performance of registered investment companies. The Funds' rankings by Lipper for the one year period ended December 31, 2001 were:

Fund	Lipper Ranking

Royce Small-Cap Portfolio	11 out of 157 underlying small-cap funds
Royce Micro-Cap Portfolio	1 out of 157 underlying small-cap funds

Comparative Results

        The Funds total returns may be compared to the records of various indices of securities prices over the same periods, including the Standard & Poor's 500 Composite Stock Price Index (S&P 500) the Standard & Poor's SmallCap 600 Stock Price Index (S&P 600) and the Russell 2000 Index (Russell 2000).

        The S&P 500 is an unmanaged index of common stocks frequently used as a general measure of stock market performance. The Index's performance figures reflect changes of market prices and quarterly reinvestment of all distributions.

        The S&P 600 is an unmanaged market-weighted index consisting of 600 domestic stocks chosen for market size, liquidity and industry group representation. As of December 31, 2001, the weighted mean market value of a company in this Index was approximately $970 million.

        The Russell 2000, prepared by the Frank Russell Company, tracks the return of the common stocks of the 2,000 smallest out of the 3,000 largest publicly-traded U.S.-domiciled companies by market capitalization. The Russell 2000 tracks the return on these stocks based on price appreciation or depreciation and includes dividends.

        The Funds have the ability to invest in securities not included in these indices, and their investment portfolios may or may not be similar in composition to the indices. Figures for the indices are based on the prices of unmanaged groups of stocks, and unlike the Funds, their returns do not include the effect of paying brokerage commissions and the other costs and expenses of investing in a mutual fund.

        Money market funds and municipal funds are not included in the Lipper survey. The Lipper performance analysis ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees payable by shareholders into consideration and is prepared without regard to tax consequences.

        The Lipper General Equity Funds Average can be used to show how the Funds' performances compare to a broad-based set of equity funds. The Lipper General Equity Funds Average is an average of the total returns of all equity funds (excluding international funds and funds that specialize in particular industries or types of investments) tracked by Lipper. As of December 31, 2001, the average included 1,988 large-cap funds, 1,430 multi-cap funds, 870 mid-cap funds, 989 small-cap funds, 177 S&P 500 funds, 204 equity income funds and 32 special equity funds.

        Ibbotson Associates (Ibbotson) provides historical returns of the capital markets in the United States. The Funds' performance may be compared to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds or U.S. Treasury securities. Ibbotson calculates total returns in the same manner as the Funds.

        The capital markets tracked by Ibbotson are common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, U.S. Treasury bills and the U.S. rate of inflation. These capital markets are based on the returns of several different indices. For common stocks, the S&P 500 is used. For small capitalization stocks, return is based on the return achieved by Dimensional Fund Advisors (DFA) U.S. 9-10 Small Company Fund. This fund is a market-value-weighted index of the ninth and tenth deciles of the New York Stock Exchange (NYSE), plus stocks listed on the American Stock Exchange (AMEX) and over-the-counter (OTC) with the same or less capitalization as the upper bound of the NYSE ninth decile. As of December 31, 2001, DFA contained approximately 3,027 stocks, with a median market capitalization of about $74 million.

        U.S. Treasury bonds are securities backed by the credit and taxing power of the U.S. government and, therefore, present virtually no risk of default. Although such government securities fluctuate in price, they are highly liquid and may be purchased and sold with relatively small transaction costs (direct purchase of U.S. Treasury securities can be made with no transaction costs). Returns on intermediate-term government bonds are based on a one-bond portfolio constructed each year, containing a bond that is the shortest non-callable bond available with a maturity of not less than five years. This bond is held for the calendar year and returns are recorded. Returns on long-term government bonds are based on a one-bond portfolio constructed each year, containing a bond that meets several criteria, including having a term of approximately 20 years. The bond is held for the calendar year and returns are recorded. Returns on U.S. Treasury bills are based on a one-bill portfolio constructed each month, containing the shortest term bill having not less than one month to maturity. The total return on the bill is the month-end price divided by the previous month-end price, minus one. Data up to 1976 is from the U.S. Government Bond file at the University of Chicago's Center for Research in Security Prices; The Wall Street Journal is the source thereafter. Inflation rates are based on the Consumer Price Index.

        Royce may, from time to time, compare the performance of common stocks, especially small capitalization stocks, to the performance of other forms of investment over periods of time.

        From time to time, in reports and promotional literature, the Funds' performances also may be compared to other mutual funds tracked by financial or business publications and periodicals, such as The BARDS Report, KIPLINGER's, INDIVIDUAL INVESTOR, MONEY, FORBES, BUSINESS WEEK, BARRON's, FINANCIAL TIMES, FORTUNE, MUTUAL FUNDS MAGAZINE and THE WALL STREET JOURNAL. In addition, financial or business publications and periodicals, as they relate to fund management, investment philosophy and investment techniques, may be quoted.

        Morningstar, Inc.'s proprietary risk ratings may be quoted in advertising materials. For the three years ended December 31, 2001, the average three-year risk score for the 3,583 domestic equity funds rated by Morningstar with a three-year history was 1.06; and the average three-year risk score for the 665 small company funds rated by Morningstar with a three-year history was 1.16.

        The Funds' performances may also be compared to those of other compilations or indices.

        Advertising for the Funds may contain examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

Risk Measurements

        Quantitative measures of "total risk," which quantify the total variability of a portfolio's returns around or below its average return, may be used in advertisements and in communications with current and prospective shareholders. These measures include standard deviation of total return and the Morningstar risk statistic. Such communications may also include market risk measures, such as beta, and risk-adjusted measures of performance, such as the Sharpe Ratio, Treynor Ratio, Jensen's Alpha and Morningstar's star rating system.

        Standard Deviation. The risk associated with a fund or portfolio can be viewed as the volatility of its returns, measured by the standard deviation of those returns. For example, a fund's historical risk could be measured by computing the standard deviation of its monthly total returns over some prior period, such as three years. The larger the standard deviation of monthly returns, the more volatile - i.e., spread out around the fund's average monthly total return, the fund's monthly total returns have been over the prior period. Standard deviation of total return can be calculated for funds having different objectives, ranging from equity funds to fixed income funds, and can be measured over different time frames. The standard deviation figures presented would be annualized statistics based on the trailing 36 monthly returns. Approximately 68% of the time, the annual total return of a fund will differ from its mean annual total return by no more than plus or minus the standard deviation figure. 95% of the time, a fund's annual total return will be within a range of plus or minus 2x the standard deviation from its mean annual total return.

        Return Per Unit of Risk. This is a measure of a fund's risk adjusted return and is calculated by dividing a fund's average annual total return by the annualized standard deviation over a designated time period.

        Beta. Beta measures the sensitivity of a security's or portfolio's returns to the market's returns. It measures the relationship between a fund's excess return (over 3-month T-bills) and the excess return of the benchmark index (S&P 500 for domestic equity funds). The market's beta is by definition equal to 1. Portfolios with betas greater than 1 are more volatile than the market, and portfolios with betas less than 1 are less volatile than the market. For example, if a portfolio has a beta of 2, a 10% market excess return would be expected to result in a 20% portfolio excess return, and a 10% market loss would be expected to result in a 20% portfolio loss (excluding the effects of any firm-specific risk that has not been eliminated through diversification).

        Morningstar Risk. The Morningstar proprietary risk statistic evaluates a fund's downside volatility relative to that of other funds in its class based on the under-performances of the fund relative to the riskless T-bill return. It then compares this statistic to those of other funds in the same broad investment class.

        Sharpe Ratio. Also known as the Reward-to-Variability Ratio, this is the ratio of a fund's average return in excess of the risk-free rate of return ("average excess return") to the standard deviation of the fund's excess returns. It measures the returns earned in excess of those that could have been earned on a riskless investment per unit of total risk assumed.

        Treynor Ratio. Also known as the Reward-to-Volatility Ratio, this is the ratio of a fund's average excess return to the fund's beta. It measures the returns earned in excess of those that could have been earned on a riskless investment per unit of market risk assumed. Unlike the Sharpe Ratio, the Treynor Ratio uses market risk (beta), rather than total risk (standard deviation), as the measure of risk.

        Jensen's Alpha. This is the difference between a fund's actual returns and those that could have been earned on a benchmark portfolio with the same amount of risk - i.e., the same beta, as the portfolio. Jensen's Alpha measures the ability of active management to increase returns above those that are purely a reward for bearing market risk.

        Morningstar Star Ratings. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Ratings may change monthly. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the funds' three-, five- and ten-year average annual returns (when available). Funds' returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars and the bottom 10% receive one star.

        None of these quantitative risk measures taken alone can be used for a complete analysis and, when taken individually, can be misleading at times. However, when considered in some combination and with the total returns of a fund, they can provide the investor with additional information regarding the volatility of a fund's performance. Such risk measures will change over time and are not necessarily predictive of future performance or risk.